Exhibit 10.107

Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) of the type that Registrant customarily and actually treats as private or confidential. Such omitted information is indicated by [***] in this exhibit.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of June 20, 2024 by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Company”), SOLUNA CLOUD, INC., a Nevada corporation (“Cloud”), SOLUNA HOLDINGS, INC., a Nevada corporation (“Holdings” and, along with Cloud, each a “Guarantor” and together the “Guarantors” and, each Guarantor along with the Company, each a “Note Party” and together the “Note Parties”), and [***] (the “Investor”).

RECITALS

A. Upon the execution and delivery of this Agreement, the Company will issue a secured promissory note to the Investor, in the form attached hereto as Exhibit A (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), in a principal amount equal to Twelve-Million Five Hundred Thousand Dollars ($12,500,000). The Company’s obligations under the Note will be secured by all or substantially all of the Company’s assets pursuant to a security agreement to be executed and delivered by the Company in favor of the Investor, in the form attached hereto as Exhibit B (as amended, restated, supplemented or otherwise modified from time to time, the “Company Security Agreement”) and a collateral assignment of the Company’s rights under the HPE Greenlake Custom Statement of Work, dated as of June 17, 2024, by and between the Company and Hewlett Packard Enterprise Company (“HPE”) (the “SOW”) and the Appendixes thereto (including without limitation the HPC & AI Could Services Agreement (the “MSA”) (collectively, as amended, restated, supplemented or otherwise modified from time to time, the “HPE Agreement”) pursuant to a Collateral Assignment Agreement to be executed and delivered by the Company in favor of the Investor, in the form attached hereto as Exhibit C (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Assignment” and, collectively with the Company Security Agreement, this Agreement and the Note, the “Company Agreements”).

B. Upon the execution and delivery of this Agreement, and as further security for the Company’s obligations under the Note, Cloud, as the sole member of the Company as of the date hereof, shall execute and deliver a guaranty in favor of the Investor in the form attached hereto as Exhibit D (as amended, restated, supplemented or otherwise modified from time to time, the “Cloud Guaranty”). Cloud’s obligations under the Cloud Guaranty will be secured by all or substantially all of Cloud’s assets pursuant to a security agreement to be executed and delivered by Cloud in favor of the Investor, in the form attached hereto as Exhibit E (as amended, restated, supplemented or otherwise modified from time to time, the “Cloud Security Agreement”), and a pledge of all membership interests of the Company held by Cloud pursuant to a membership interest pledge agreement to be executed and delivered by Cloud in favor of the Investor in the form attached hereto as Exhibit F (as amended, restated, supplemented or otherwise modified from time to time, the “Cloud Pledge Agreement,” and, collectively with this Agreement, the Cloud Guaranty and the Cloud Security Agreement, the “Cloud Agreements”).

C. Upon the execution and delivery of this Agreement, and as further security for the Company’s obligations under the Note, Holdings, as the sole shareholder of Cloud as of the date hereof and the indirect parent of the Company, shall execute and deliver a guaranty in favor of the Investor in the form attached hereto as Exhibit G (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Guaranty”). Holding’s obligations under the Holdings Guaranty will be secured by all or substantially all of Holding’s assets pursuant to a security agreement to be executed and delivered by Holdings in favor of the Investor in the form attached hereto as Exhibit H (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Security Agreement”), and a pledge of all of shares of Cloud held by Holdings pursuant to a stock pledge agreement to be executed and delivered by Holdings in favor of the Investor in the form attached hereto as Exhibit I (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Pledge Agreement,” and, collectively with this Agreement, the Holdings Guaranty and the Holdings Security Agreement, the “Holdings Agreements”). As used herein, the term “Note Documents” shall refer, collectively, to each of this Agreement, the Note and the other Company Agreements, the Cloud Agreements, the Holdings Agreements and the Intercreditor Agreement (as hereinafter defined).

D. As further inducement for the Investor to purchase the Note from the Company, upon execution and delivery of this Agreement and the execution by Investor of the Shareholders’ Agreement in the form attached hereto as Exhibit J (as amended, restated, supplemented or otherwise modified from time to time, the “Shareholders’ Agreement”), Cloud will issue to the Investor a warrant in the form attached hereto as Exhibit K (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”) exercisable within three (3) years from the date of the Closing for the number of shares of Cloud’s common stock as described therein, subject to the terms and conditions set forth therein, and an investor’s rights agreement to be executed by Cloud and the Investor in the form attached hereto as Exhibit L (as amended, restated, supplemented or otherwise modified from time to time, the “Investor Rights Agreement”, and collectively with the Shareholders’ Agreement and the Warrant, the “Equity Documents”; and together with the Note Documents, the “Transaction Documents”).

In consideration of the above, and in light of the mutual agreements and covenants detailed below, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company, the Investor and each Guarantor hereby agree as follows:

TERMS

Section 1. Closing; Payment; Deliverables.

(a) Closing. The purchase, sale, and issuance of the Note shall take place immediately following the execution of this Agreement (the “Closing”). The Closing may take place by exchange of documents and signatures by facsimile, email, or overnight mail, as appropriate.

(b) Payment. At the Closing, the Investor will pay Twelve-Million Five Hundred Thousand Dollars ($12,500,000) to the Company by wire in immediately available funds to be deposited in the bank account designated by the Company on Annex A.

(c) Company Closing Deliverables. At or before the Closing, the Company shall deliver to the Investor executed versions of the following:

(i)	the Note;

(ii)	this Agreement;

(iii)	the Company Security Agreement;

(iv)	the Collateral Assignment; and

(v)	a certificate from a duly authorized representative of the Company certifying: (i) the organizational documents of the Company and (ii) resolutions of the board of managers of the Company approving this Agreement and the other Company Agreements and the transactions contemplated hereunder and thereunder.

(d) Cloud Closing Deliverables. At or before the Closing, Cloud shall deliver to the Investor executed versions of the following:

(i)	the Cloud Guaranty;

(ii)	this Agreement;

(iii)	the Cloud Security Agreement;

(iv)	the Cloud Pledge Agreement;

(v)	the Warrant;

(vi)	the Shareholders’ Agreement;

(vii)	the Investor Rights Agreement;

(viii)

a certificate from a duly authorized representative of the Cloud certifying: (i) the good standing of Cloud; (ii) the organizational documents of the Cloud; and (iii) resolutions of the board of directors of Cloud approving this Agreement and the other Cloud Agreements and the transactions contemplated hereunder and thereunder.

(e) Holdings Closing Deliverables. At or before the Closing, Holdings shall deliver to the Investor executed versions of the following:

(i)	the Holdings Guaranty;

(ii)	this Agreement;

(iii)	the Holdings Security Agreement;

(iv)	the Holdings Pledge Agreement;

(v)	the Shareholders’ Agreement;

(vi)	the intercreditor agreement in the form attached hereto as Exhibit M (the “Intercreditor Agreement”) duly executed by all parties party thereto other than the Investor; and

(vii)	a certificate from a duly authorized representative of Holdings certifying: (i) the good standing of Holdings; (ii) the organizational documents of Holdings; and (iii) resolutions of the board of directors of Holdings approving this Agreement and the other Holdings Agreements and the transactions contemplated hereunder and thereunder.

(f) Investor Closing Deliverables. At Closing, Investor shall deliver the amount to be paid to Company as set forth in Section 1(b) above, and countersigned versions of this Agreement, the Shareholders’ Agreement, the Intercreditor Agreement, the Investor Rights Agreement, the Warrant and the other Transaction Documents to which it is a party.

Section 2. Representations and Warranties.

(a) Company. The Company represents and warrants to the Investor as of the Closing as follows:

(i) Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a material adverse change in the business, financial condition, operations or assets (any such material adverse change, a “Material Adverse Change”) of the Company.

(ii) Power; Authorization. The Company has all necessary limited liability company power and authority to enter into and perform its obligations under the Company Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All limited liability company actions on the part of the Company necessary for the due authorization, execution, and delivery of the Company Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the Note have been taken. Upon their execution and delivery, each of the Company Agreements shall be a legally binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Note will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Company’s organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Company Agreements other than those filings required to be made to perfect the security interests granted by the Company pursuant to the Company Agreements.

(iv) Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge, or investigation pending, or to the Company’s knowledge, currently threatened (in writing) against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) Material Liabilities. The Company has no liability or obligation, absolute or contingent (individually or in the aggregate), except: (A) obligations and liabilities incurred after the date of formation in the ordinary course of business or (B) liabilities or obligations pursuant to the (i) the HPE Agreement, (ii) the 2021 Financing Agreements (as defined in the Intercreditor Agreement) to which the Company is a party and (iii) the Transaction Documents to which the Company is a party.

(vi) Intellectual Property. The Company owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Company Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and the Company has not received written notice from any third party to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any person under any Company Intellectual Property. No claim is pending and the Company has not received written notice from any third party to the effect that any such Company Intellectual Property owned or licensed by the Company or which the Company otherwise has the right to use is invalid or unenforceable.

(vii) Capitalization. Immediately prior to the execution and delivery of this Agreement, Cloud owns one hundred percent (100%) of the issued and outstanding membership interests of the Company. All issued and outstanding membership interests have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws and regulations.

(viii) Disclosure. The representations and warranties made by the Company in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(b) Cloud. Cloud represents and warrants to the Investor as of the Closing as follows:

(i) Organization. Cloud is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Cloud is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Change of Cloud.

(ii) Power; Authorization. Cloud has all necessary corporate power and authority to enter into and perform its obligations under the Cloud Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All corporate actions on the part of Cloud necessary for the due authorization, execution, and delivery of the Cloud Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the Cloud Guaranty have been taken. Upon their execution and delivery, each of the Cloud Agreements shall be a legally binding obligation of Cloud, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Cloud of the Cloud Agreements and the issuance of the Cloud Guaranty will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Cloud’s organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of Cloud is required in connection with the consummation of the transactions contemplated by the Cloud Agreements other than those filings required to be made to perfect the security interests granted by Cloud pursuant to the Cloud Agreements.

(iv) Litigation. There is no claim, action, suit, proceeding or arbitration, pending, or Cloud’s knowledge, currently threatened (in writing) against Cloud. Cloud is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) Material Liabilities. Cloud has no liability or obligation, absolute or contingent (individually or in the aggregate), except (A) obligations and liabilities incurred after the date of formation in the ordinary course of business, and (B) liabilities or obligations pursuant to the 2021 Financing Agreements (as defined in the Intercreditor Agreement) to which Cloud is a party, the Transaction Documents to which it is a party and a guaranty of the obligations of the Company under the HPE Agreement.

(vi) Intellectual Property. Cloud owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Cloud Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and Cloud has not received written notice from any third party to the effect that the operations of Cloud infringe upon or conflict with the asserted rights of any person under any Cloud Intellectual Property. No claim is pending and Cloud has not received written notice from any third party to the effect that any such Cloud Intellectual Property owned or licensed by Cloud or which Cloud otherwise has the right to use is invalid or unenforceable.

(vii) Capitalization. Immediately prior to the execution and delivery of this Agreement, the authorized capital of Cloud consists of one (1) share of common stock. All issued and outstanding shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws and regulations.

(viii) Disclosure. The representations and warranties made by Cloud in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(c) Holdings. Holdings represents and warrants to the Investor as of the Closing as follows:

(i) Organization. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Holdings is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Change of Holdings.

(ii) Power; Authorization. Holdings has all necessary corporate power and authority to enter into and perform its obligations under the Holdings Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All corporate actions on the part of Holdings necessary for the due authorization, execution, and delivery of the Holdings Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the Holdings Guaranty have been taken. Upon their execution and delivery, each of the Holdings Agreements shall be the legally binding obligation of Holdings, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Holdings of the Holdings Agreements and the issuance of the Holdings Guaranty will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Holdings’ organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of Holdings is required in connection with the consummation of the transactions contemplated by the Holdings Agreements other than those filings required to be made to perfect the security interests granted by Holdings pursuant to the Holdings Agreements.

(iv) Litigation. Except as disclosed in the securities filings made by Holdings, there is no material claim, action, suit, proceeding or arbitration, pending, or Holdings’ knowledge, currently threatened (in writing) against Holdings. Holdings is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) [Reserved].

(vi) Intellectual Property. Holdings owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Holdings Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and Holdings has not received written notice from any third party to the effect that the operations of Holdings infringe upon or conflict with the asserted rights of any person under any Holdings Intellectual Property. No claim is pending and Holdings has not received written notice from any third party to the effect that any such Holdings Intellectual Property owned or licensed by Holdings or which Holdings otherwise has the right to use is invalid or unenforceable.

(vii) [Reserved].

(viii) Disclosure. The representations and warranties made by Holdings in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(d) Investor. The Investor represents and warrants to the Company and each Guarantor as of the Closing that:

(i) Power and Authority; Organization. The Investor has full power and authority to enter into and perform this Agreement in accordance with its respective terms. The Investor was not organized for the specific purpose of acquiring the Note.

(ii) Financial Knowledge. The Investor has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of the Investor’s investment in the Company, and the Investor is able financially to bear the risks thereof for an indefinite period of time.

(iii) Investigation. The Investor has made an investigation of the Company and its business as the Investor deemed necessary, and has had an opportunity to discuss and review the Company’s business, management, and financial affairs with the Company’s management as the Investor deemed necessary, and has engaged professional advice to the Investor’s satisfaction with respect to the risks inherent in acquiring the Note and the suitability of an investment in the Note in light of the Investor’s financial condition and investment needs.

(iv) Purchase for Own Account. The Note being purchased by the Investor are being acquired for the Investor’s own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

(v) Execution and Delivery. This Agreement has been duly executed and delivered by the Investor, and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its respective terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vi) Not Subject to IRC Withholding Provisions. The Investor certifies, under penalty of perjury, that it is NOT subject to the backup withholding provisions of Section 340(a)(i)(C) of the Internal Revenue Code.

Section 3. Covenants.

(a) Use of Proceeds. The proceeds from the sale of the Note shall be used by the Company and Cloud to finance the execution of a strategic transaction with HPE pursuant to which the Company will gain access to a cluster of NVIDIA H100 GPUs to offer scalable AI cloud and hosting services to customers as follows: [***].

(b) Payments under the Note. So long as the Note is outstanding, the Company covenants and agrees with the Investor that it shall pay the principal of, and interest on, the Note, at the times and place and in the manner provided in the Note.

(c) Information Rights. Until all principal and interest under the Note have been paid, Company shall provide to the Investor:

(i) promptly, as soon as available, but in any event within thirty (30) days of the last day of each calendar month, monthly trial balances (unaudited) together with a narrative summarizing significant business activities and other developments (including, without limitation, sales realized, sales in process and operational results) of (y) the Company and (z) Cloud and its consolidated Subsidiaries for such calendar month then ended; and

(ii) promptly, as soon as available, but in any event within forty-five (45) days of the last day of each calendar quarter, commencing with the calendar quarter ending September 30, 2024, quarterly internally prepared financial statements (unaudited) of (y) the Company and (z) Cloud and its consolidated Subsidiaries for such calendar quarter then ended; provided, however, that with respect to any calendar quarter ending December 31, the financial statements under this clause (ii) shall be delivered promptly, as soon as available, but in any event within sixty (60) days of the last day of such calendar quarter.

(d) Related Party Transactions. Until all principal and interest under the Note have been paid, prior to entering into any transaction with any Guarantor or any of their respective affiliates (including, but not limited to, transactions involving shared payroll and any other shared cost arrangements), Company shall obtain Investor’s prior written consent. Such consent shall be conditioned upon the Company providing adequate documentation demonstrating that the proposed transaction will be on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, but shall not otherwise be unreasonably withheld, conditioned or delayed. For the avoidance of doubt, any such consent once given by the Investor shall constitute a consent to the execution and delivery by such Guarantor of all agreements, instruments and other documents contemplated under, or otherwise deemed necessary in connection with, such proposed transaction, and the performance by such Guarantor of its obligations thereunder, including, without limitation, the payment and performance of all obligations when due thereunder. Further, Holdings covenants and agrees that, until all principal and interest under the Note have been paid, and without first obtaining Investor’s prior written consent, it shall not organize or incorporate any subsidiary, over which Holdings shall have voting or beneficial control, which is being formed with the intent to engage in a business or line of business substantially similar to that of Cloud or Company.

(e) Incorporation of Covenants by Reference.

(i)	Company hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Company Security Agreement and clause (e) of Section 2 of the Collateral Assignment, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(ii)	Cloud hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Cloud Security Agreement and clauses (i) and (j) of Article 5 of the Cloud Pledge Agreement, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(iii)	Holdings hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Holding Security Agreement and clauses (i) and (j) of Article 5 of the Holdings Pledge Agreement, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(f) Post-Closing Covenant. Within thirty (30) days of Closing (or such later date as the Investor may reasonably agree), Cloud shall have increased the total number of shares of common stock authorized to be issued by Cloud to an amount equal to or greater than one million (1,000,000) in the aggregate.

Section 4. Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)	(i) the Company fails to timely pay when due any principal of the Note, (ii) the Company fails to timely pay when due interest on the Note, and such failure continues for five (5) days or (iii) any Note Party fails to pay any other amount due under the Note or the other Note Documents, and such failure continues for ten (10) days;

(b)	any representation or warranty made by any Note Party in any Note Document shall be untrue in any material respect when made;

(c)	any Note Party shall fail to comply with any provision or covenant in any Note Document which does not otherwise constitute an Event of Default under another subsection of this Section 4 and such failure is not cured within thirty (30) days after the Company receives written notice from the Holder specifying the breach or default;

(d)	(i) any Note Party (as a debtor) commences any proceeding in bankruptcy or other relief under state or federal bankruptcy laws; or (ii) such proceedings are commenced against any Note Party (as a debtor) in a court of competent jurisdiction, or a receiver or trustee is appointed for any Note Party or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within sixty (60) days after its commencement;

(e)	an assignment for the benefit of creditors by any Note Party;

(f)	the failure by the Company to pay when due any indebtedness under any bonds, debentures, notes or other evidences of indebtedness for money borrowed in an aggregate principal amount in excess of $250,000 and such default shall continue unremedied following any applicable cure periods; or

(g)	the occurrence of a Material Adverse Change of (i) Holdings, individually, or (ii) Cloud and the Company, taken together.

Section 5. Notices. Any notice, request or other communication required or permitted under the Note Agreements shall be in writing and (i) if given by mail, three (3) business days following such posting, if postage prepaid, and if sent via U.S. certified or registered mail, (ii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when received. Notices shall be sent to the respective addresses of the parties as set forth below:

if to the Investor:	with a copy to:
To the address specified for the Investor on the signature page of this Agreement.	[***]
Robert Drobnak, Esq.
Nixon Peabody LLP
70 West Madison
Suite 5200
Chicago, IL 60602

if to the Company:

Soluna AL CloudCo, LLC	Robert Drobnak, Esq.
325 Washington Avenue Extension	Nixon Peabody LLP
Albany, NY 12205	70 West Madison
Suite 5200
Chicago, IL 60602

if to Cloud:

Soluna Cloud, Inc.	Robert Drobnak, Esq.
325 Washington Avenue Extension	Nixon Peabody LLP
Albany, NY 12205	70 West Madison
Suite 5200
Chicago, IL 60602

if to Holdings:

Soluna Holdings, Inc.
325 Washington Avenue Extension
Albany, NY 12205

Any party hereto may by notice so given change its address for future notices hereunder.

Section 6. Successors and Assigns; Assignment. The terms and conditions of this Agreement and the other Note Documents shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. No Note Party may assign any of its rights or obligations hereunder or under any of the other Note Documents without the prior written consent of the Investor. Investor may not assign any of its rights or obligations hereunder or under any of the other Note Documents without the prior written consent of each Note Party; provided, however, the Investor may assign any of its rights or obligations under this Agreement and the other Note Documents to any single purpose fund, controlled investment vehicle or other special purpose vehicle that is wholly owned or controlled by the Investor or David Altshuler without the prior written consent of any Note Party.

Section 7. No Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 2 OR IN ANY TRANSACTION DOCUMENT, NONE OF THE COMPANY, CLOUD, HOLDINGS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE NOTE PARTIES OR ANY OF THEIR RESPECTIVE ASSETS, LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

Section 8. Non-Reliance. Neither Investor, nor any of its affiliates, equityholders, creditors, managers, officers, employees, counsel, agents, representatives, successors, or assigns, are entitled to rely on any statements, representations or warranties, oral or written, express or implied, at law or in equity, other than those expressly set forth in Sections 2(a), 2(b) and 2(c) of this Agreement or in any other Transaction Document.

Section 9. Governing Law; Jurisdiction and Venue; Waiver of Jury Trial; Arbitration.

(a) This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to clause (c) of this Section 9, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Agreement or the Note.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Agreement shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

Section 10. Entire Agreement. This Agreement and each of the other Note Documents constitute the entire agreement of the respective parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings, whether written or oral.

Section 11. Waiver; Amendment. This Agreement may not be amended or modified, nor may any terms hereunder be waived, except by a written instrument signed by each of the parties hereto.

Section 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail, and any such counterparts shall have the same effect as an original executed counterpart hereof, and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and in any other Transaction Document (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder or thereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act.

[Signature Pages to Follow.]

INTENDING TO BE LEGALLY BOUND HEREBY, the Company has caused this Note Purchase Agreement to be executed as of the date first written above.

COMPANY:
SOLUNA AL CLOUDCO, LLC

By:
Name:	John Belizaire
Title:	CEO

INTENDING TO BE LEGALLY BOUND HEREBY, Holdings has caused this Note Purchase Agreement to be executed as of the date first written above.

GUARANTOR:
SOLUNA HOLDINGS, INC.

By:
Name:	John Belizaire
Title:	CEO

INTENDING TO BE LEGALLY BOUND HEREBY, Cloud has caused this Note Purchase Agreement to be executed as of the date first written above.

GUARANTOR:
SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	CEO

[Company and Guarantors Signature Page to Note Purchase Agreement]

INTENDING TO BE LEGALLY BOUND HEREBY, the Company and the Investor have caused this Note Purchase Agreement to be executed as the date first written above.

INVESTOR:

[Investor Signature Page to Note Purchase Agreement]

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